UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event Reported): February 4, 2005

                                  EQUINIX, INC.
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             (Exact Name of Registrant as Specified in its Charter)


              Delaware                   000-31293                77-0487526
----------------------------------- -------------------------- -----------------
  (State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
           Incorporation)                                        Identification
                                                                   Number)

                           301 Velocity Way, 5th Floor
                          Foster City, California 94404
                                 (650) 513-7000
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                   (Addresses of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     The information in Item 2.02 of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


     On February 9, 2005, the Company issued a press release announcing its financial results for the quarter and year ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1. The Company released certain non-GAAP information in the press release. Attached to the press release is a reconciliation to the non-GAAP information.


     On February 9, 2005, in connection with the issuance of the press release, the Company will hold a conference call to discuss the press release.


Item 5.02  Departure of Director

     Mr. Jean Mandeville resigned from the Board of Directors of Equinix, Inc. effective February 4, 2005. In tendering his resignation, Mr. Mandeville did not express any disagreement with the Company. Mr. Mandeville's resignation is attached as an exhibit to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

     99.1 Press Release of Equinix, Inc. dated February 9, 2005, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.

     99.2 Resignation Letter of Jean Mandeville dated February 4, 2005, filed in accordance with Item 5.02 of this Current Report on Form 8-K.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EQUINIX, INC.


DATE:  February 9, 2005             By:     /s/ RENEE F. LANAM
                                           -------------------------------------
                                           Renee F. Lanam
                                           Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number                    Description
------                    -----------

99.1                      Text of Press Release dated February 9, 2005.

99.2                      Resignation letter dated February 4, 2005.